                                                                     Exhibit 4.1

                  COMMON STOCK                                                               COMMON STOCK

                 PAR VALUE $.01                                                   THIS CERTIFICATE IS TRANSFERABLE IN
                                                                                      CANTON, MA AND JERSEY CITY, NJ
  Certificate                                                                                                     Shares
    Number
                                                     CTC MEDIA, INC.
                                   INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
               THIS CERTIFIES THAT                                             CUSIP                              |
                                                                               SEE REVERSE FOR CERTAIN            |
                                                                               DEFINITIONS                        |
                is the owner of

                               FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

CTC MEDIA, INC. (HEREINAFTER CALLED THE "COMPANY"), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

                                                                   DATED

                                                                   COUNTERSIGNED AND REGISTERED:
                                                                   COMPUTERSHARE TRUST COMPANY, N.A.
                                                                   TRANSFER AGENT AND REGISTRAR,

FACSIMILE SIGNATURE TO COME

President

FACSIMILE SIGNATURE TO COME

Secretary

                                      [SEAL OMITTED]
                                                                          By              AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                                                                              .

TEN COM  -as tenants in common              UNIF GIFT MIN ACT ............... Custodian ...............
                                                                  (Cust)                   (Minor)

TEN ENT  -as tenants by the entireties                under Uniform Gifts to Minors Act .............
                                                                                           (State)

JT TEN   -as joint tenants with right of    UNIF TRF MIN ACT ............. Custodian (until age ..............
         survivorship                                             (Cust)                            (Minor)
         and not as tenants in
         common
                                                                      under Uniform Transfers to Minors Act ..........
                                                                                                             (State)
         Additional abbreviations may also be used though not in the above list.

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS,
PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AND
THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS,
PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE CERTIFICATE OF INCORPORATION OF THE
COMPANY, AS AMENDED, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF
DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE
COMPANY OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK
CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND
REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH
CERTIFICATE.

                                               PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

For value received,                              hereby sell, assign and transfer unto
                    ----------------------------

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

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                                                                                                             Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                                                           Attorney
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to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

                                                                Signature(s) Guaranteed: Medallion Guarantee Stamp
Dated:                                 20
       --------------------------------  --------------

                                                                THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
                                                                GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings
                                                                and Loan Associations and Credit Unions) WITH
                                                                MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
                                                                MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.
Signature:
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Signature:
           ---------------------------------------------
           Notice: The signature to this assignment must
           correspond with the name as written upon the
           face of the certificate, in every particular,
           without alteration or enlargement, or any
           change whatever.